UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2025

BMO 2025-5C9 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002048804)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

3650 Capital SCF LOE I(A), LLC

(Central Index Key number: 0002058685)

UBS AG

(Central Index Key number: 0001685185)

German American Capital Corporation

(Central Index Key number: 0001541294)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

LoanCore Capital Markets LLC

(Central Index Key number: 0001555524)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-04	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2025 (the “Closing Date”), BMO 2025-5C9 Mortgage Trust (the “Issuing Entity”) issued the BMO 2025-5C9 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C9, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2025 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the Securities and Exchange Commission (the “Commission”) on March 31, 2025 under Commission File No. 333-280224-04. Unless otherwise provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “Las Olas City Centre Whole Loan”) relating to the Mortgage Loan (the “Las Olas City Centre Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Las Olas City Centre and (ii) the Whole Loan (the “The Link Whole Loan” and, collectively with the Las Olas City Centre Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “The Link Mortgage Loan” and, collectively with the Las Olas City Centre Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as The Link were required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On April 15, 2025, the respective Servicing Shift Lead Notes relating to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “Benchmark 2025-V14 Securitization”) involving the issuance of the Benchmark 2025-V14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-V14 (the “Benchmark 2025-V14 Certificates”). Upon the issuance of the Benchmark 2025-V14 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the Benchmark 2025-V14 Certificates, dated as of April 1, 2025 (the “Benchmark 2025-V14 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “Benchmark 2025-V14 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Benchmark 2025-V14 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the Benchmark 2025-V14 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the Benchmark 2025-V14 Pooling and Servicing Agreement applicable to the servicing of the Servicing Shift Mortgage Loans are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on March 20, 2025 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-04, but will differ in certain respects as described below and, treating the Benchmark 2025-V14 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the Benchmark 2025-V14 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $5,000 for such Servicing Shift Whole Loan.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection of interest and principal (including scheduled payments, prepayments, balloon payments and payments at maturity, but excluding late payment charges and default interest) received on the subject Servicing Shift Whole Loan for so long as it remains a corrected Whole Loan, subject to a maximum workout fee of $1,000,000 in the aggregate for such Servicing Shift Whole Loan, and further to a minimum workout fee of $25,000 in the aggregate for such Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1.00% of the related payments or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO loan, subject to a maximum liquidation fee of $1,000,000 and a minimum liquidation fee of $25,000, in the aggregate for such Servicing Shift Whole Loan.
•	The Mortgaged Property relating to a Servicing Shift Whole Loan will be subject to inspection (A) at least once every 12 months (commencing in 2026) if the related Pari Passu Companion Loan contributed to the Benchmark 2025-V14 Securitization has a stated principal balance of $2,000,000 or more and (b) at least once every 24 months (commencing in 2026) if the related Pari Passu Companion Loan contributed to the Benchmark 2025-V14 Securitization has a stated principal balance of less than $2,000,000, in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Benchmark 2025-V14 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2025-5C9 – Form 8-K